Exhibit 10.22
Henry Schein, Inc.
135 Duryea Road
Melville, New York 11747
December 23, 2008
Biolase Technology, Inc.
4 Cromwell
Irvine, California 92618
Attention: David M. Mulder
Dear Mr. Mulder:
     With reference to that certain License and Distribution Agreement by and between Henry Schein, Inc. (the “Distributor”) and Biolase Technology, Inc. (the “Company”), dated as of August 8, 2006 and subsequently amended by Addendum I, effective as of April 1, 2007, and by the Amendment dated as of February 29, 2008 (collectively, the “Agreement”), the Distributor and the Company hereby agree that the initial term under the Agreement shall be extended to December 31, 2010.
     This letter agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, without regard to conflict of laws principles.
Very truly yours,
HENRY SCHEIN, INC.
By: /s/ Brian S. Watson
           Name: Brian S. Watson
           Title: Vice President, Strategic and Business Planning
ACCEPTED AND AGREED:
BIOLASE TECHNOLOGY, INC.
By: /s/ David M. Mulder
           Name: David M. Mulder
           Title: Chief Financial Officer